UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2012

SOUTHERN CALIFORNIA EDISON COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-2313	95-1240335
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead, California 91770
(Address of principal executive offices, including zip code)

(626) 302-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report and its exhibits include forward-looking statements. Southern California Edison Company based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Southern California Edison Company. Southern California Edison Company has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Southern California Edison Company's Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent Quarterly Reports on Form 10-Q.

Item 2.02	Results of Operations and Financial Condition
On July 31, 2012, Edison International, the corporate parent of Southern California Edison Company, issued a press release that included Southern California Edison Company's financial results for the quarter ended June 30, 2012. A copy of the press release is attached as Exhibit 99.1. On the same day, members of Edison International's management spoke to investors via a financial teleconference. The presentation attached as Exhibit 99.2 accompanied management's comments on the financial teleconference. The prepared remarks of Ted Craver, chairman and chief executive officer of Edison International, on the financial teleconference are attached as Exhibit 99.3. The information furnished in this Item 2.02 and Exhibits 99.1, 99.2, and 99.3 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits
See the Exhibit Index below.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Chris C. Dominski
Chris C. Dominski
Vice President and Controller

Date: July 31, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Edison International Press Release dated July 31, 2012 (File No. 1-9936, filed as Exhibit 99.1 to Edison International's Form 8-K dated July 31, 2012 and filed July 31, 2012)*

99.2
Edison International Second Quarter 2012 Financial Teleconference Presentation dated July 31, 2012 (File No. 1-9936, filed as Exhibit 99.2 to Edison International's Form 8-K dated July 31, 2012 and filed July 31, 2012)*

99.3
Prepared Remarks of Ted Craver, Chairman and Chief Executive Officer of Edison International, Second Quarter 2012 Financial Teleconference, July 31, 2012 (File No. 1-9936, filed as Exhibit 99.3 to Edison International's Form 8-K dated July 31, 2012 and filed July 31, 2012)*

*Incorporated by reference pursuant to Rule 12b-32.